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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 29, 1999
                                                         ---------------



                            REPUBLIC SERVICES, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


     1-14267                                                    65-0716904
     -------                                                    ----------
   (Commission                                                (IRS Employer
   File Number)                                             Identification No.)




         110 S.E. 6th Street, 28th Floor
             Ft. Lauderdale, FL                                   33301
   ----------------------------------------                     ----------
   (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (954) 769-2400
                                                           --------------



                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5. Other Events.

On July 29, 1999 Republic Services, Inc. (the "Company") issued a press release to announce that the Company had entered into binding definitive agreements with Allied Waste Industries, Inc. ("Allied") to acquire certain solid waste services assets that the U.S. Department of Justice has required Allied to divest as a result of Allied's pending acquisition of Browning-Ferris Industries, Inc. Separately, the Company and Allied announced that they had also entered into definitive agreements for the simultaneous purchase and sale of certain other solid waste services assets.

The description contained herein of the proposed acquisition of certain assets of Allied is qualified in its entirety by reference to the Press Release dated July 29, 1999, attached hereto as Exhibit 99, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits.

               Exhibit No.       Description
               -----------       -----------

                   99            Press Release of the Company dated
                                 July 29, 1999.